UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2015

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

On October 22, 2015, Mattress Firm Holding Corp. (the “Company”) gave a presentation to investors and analysts regarding the Company and its business in connection with the Company’s Analyst & Investor event.  A copy of the presentation is attached hereto as Exhibit 99.1.  The foregoing description is qualified by reference to such exhibit.  The presentation is also available on the Company’s website, www.mattressfirm.com, however the Company’s website and any information contained on the website are not incorporated herein.

Additionally, on October 22, 2015, the Company issued a press release reaffirming its earnings guidance for fiscal year 2015 and providing earnings projections through fiscal year 2018, which are covered in greater detail in the press release and in the above-referenced investor presentation.  A copy of the press release is attached hereto as Exhibit 99.2.  The foregoing description is qualified by reference to such exhibit and Exhibit 99.1 attached hereto.

The information contained in this Item 7.01 to the Company’s Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits

99.1                        Investor Presentation dated October 22, 2015.

99.2                        Press Release dated October 22, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: October 22, 2015	By:	/s/ Alex Weiss
Alex Weiss
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated October 22, 2015.
99.2	Press Release dated October 22, 2015.